--------------------------------------------------------------------------------
                                                                               1


DEAR SHAREHOLDER:

We are pleased to provide this report for INA Investment Securities, Inc. (the "Company") covering the six months ended June 30, 1998.

MARKET ACTIVITY

Financial developments in Asia continued to take center stage during the second quarter of 1998, acting as a counterpoint to robust economic activity in the United States. Despite the first quarter's robust gross domestic product ("GDP") growth and the Federal Reserve Board's ("Fed's") subsequent stated bias not to tighten monetary policy, evidence of slowing domestic economic activity emerged as the second quarter progressed. Not only had Asia not stabilized, but financial conditions in Asia deteriorated further, Japan announced it was officially in recession, and other geographic areas of financial and currency instability, such as Russia and South Africa, worsened. The breadth of this global weakness and its attendant deflationary influences caused commodity prices to plummet, in many cases, to their lowest levels in a decade.

The fixed income markets finally concluded that North America and Europe were not immune from the impact of economic conditions in Asia and the emerging markets, and that these effects would likely keep the Fed's monetary policy on hold. U.S. dollar assets, particularly Treasury bonds, rose sharply during the quarter, as long Treasury yields fell 30 basis points. High-grade U.S. bonds performed the best during the quarter in a classic flight to quality, followed by Agencies, then Asset-Backed Securities. Lower quality credits underperformed Treasuries in the second quarter, consistent with the flight to quality, economic deceleration and eroding corporate profit margin themes.

The bond market returned a healthy 2.62% for the quarter, as measured by the Lehman Brothers Government/Corporate Bond Index. The Treasury yield curve continued to flatten, as longer-dated securities outperformed shorter ones.

FUND ACTIVITY

The portfolio remains fully invested. On June 30, 1998, domestic corporate bonds were approximately 77.8% of portfolio holdings, foreign bonds 9.1%, U.S. Government 11.7%, and cash and other assets 1.4%. Per share net asset value was $19.26, up from $19.15 on March 31. A dividend of $.31 was declared during the quarter.

PERFORMANCE

After deducting expenses and allowing for the reinvestment of dividends, based on the net asset value of its underlying assets, the Company returned 2.21% and 3.82%, respectively, for the quarter and year-to-date. The Company returned 1.43% and 3.94%, respectively, for the quarter and year-to-date based on the underlying market value of the shares listed on the New York Stock Exchange. Fund performance was hampered by its substantial exposure to corporate bonds, including high yield bonds, as well as modest exposure to emerging markets, all of which underperformed Treasuries.

OUTLOOK

The long-lived expansion has been led in recent quarters by exports and business investment. The consumer, who is experiencing full employment, personal income growth, low inflation and low interest rates, has played a key role. Thus far in 1998, however, we have seen evidence of trade deterioration and early signs of reduced capital spending. The General Motors strike will also have a negative impact on second and third quarter reported GDP. It seems the most logical course for the Fed, in this environment of global instability and domestic uncertainty, is one of accommodation, not restraint, as long as no threat of inflation emerges. As a result, we remain constructive on the outlook for U.S. fixed income assets.

--------------------------------------------------------------------------------
                                                                               2


Because U.S. economic growth continues to be positive, we continue to overweight corporates, including high yield. Our generally favorable outlook for interest rates and the potential for increased prepayment activity leaves us cautiously neutral with respect to Mortgage-Backed Securities (MBS); however, we still see attractive opportunities in commercial MBS. We are also opportunistically purchasing highly rated taxable municipal securities, which provide a good yield spread advantage over Treasuries, but less spread vulnerability than lower rated corporates.

DIVIDEND REDUCTION

On July 28, an income dividend of $.29 per share was declared for the third quarter of 1998 payable September 10. This amount represents a reduction from the $.31 per share rate that the Company paid in the second quarter of 1998 which had been in effect since the fourth quarter of 1996. The dividend is payable September 10 to shareholders of record on August 28.

This adjustment was necessitated by the decline in net investment income in recent years. The decline in income has resulted from the replacement of higher coupon bonds purchased for the Company in earlier years by lower coupon issues, reflective of generally lower interest rate levels, as the original bonds have matured or have been sold for investment and credit reasons.

Sincerely,


/s/ R. Bruce Albro

R. Bruce Albro
Chairman of the Board and President
INA INVESTMENT SECURITIES, INC.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES June 30, 1998
(Unaudited)                                                                    3

                                                         MARKET
                                             PRINCIPAL    VALUE
                                               (000)      (000)
----------------------------------------------------------------
LONG-TERM BONDS - 98.6%
CONSUMER AND RETAIL - 2.8%
Dayton Hudson Corp., 9.75%, 2002            $    500    $   563
Herff Jones, Inc., 11.0%, 2005 ( 144A
    security acquired August, 1995 for
    $300,000)*                                   300        327
May Department Stores Co., 10.625%, 2010         435        590
Penney (J.C.) Inc., 7.4%, 2037                 1,000      1,115
                                                       ---------
                                                          2,595
                                                       ---------
CONSUMER NON-CYCLICAL - 2.1%
MedPartners, Inc., 6.875%, 2000                1,000        940
Tenet Healthcare Corp., 7.875%, 2003           1,000      1,018
                                                       ---------
                                                          1,958
                                                       ---------
ENTERTAINMENT AND COMMUNICATIONS - 10.9%
Casino America, Inc., 12.5%, 2003                500        565
Century Communications Corp., 9.5%, 2005         500        541
Disney (Walt) Co., 1.5%, 1999                  2,000      1,891
Grupo Iusacell, S.A. de C.V., 10.0%, 2004
    (144A security acquired July, 1997 for
    $500,000)*                                   500        515
IXC Communications, Inc., 9.0%, 2008 (144A
    security acquired April, 1998 for
    $250,000)                                    250        251
Mirage Resorts, Inc., 6.75%, 2007                400        393
Price Communications Wireless, Inc.,
    11.75%, 2007                                 500        553
Southwestern Bell Telephone Co.,
    7.375%, 2027                               1,000      1,042
TKR Cable, Inc., 10.5%, 2007                     500        550
Tele-Communications, Inc., 9.25%, 2002           500        551
Time Warner Entertainment Co.,
    10.15%, 2012                               1,750      2,294
Total Access Communications Public Co., Ltd.,
    7.625%, 2001 (144A security acquired
    Oct., 1996 for $499,855)*                    500        370
Vanguard Cellular System, Inc., 9.375%,
2006                                             500        525
                                                       ---------
                                                         10,041
                                                       ---------
FINANCIAL - 15.3%
Abbey National PLC, 7.35%, 2049                  750        796
American General Finance Corp., 5.9%, 2003       900        893
Banco Nacional de Comercio Exterior, S.N.C.,
    7.25%, 2004                                  500        468
Case Credit Medium-Term Note,
    6.0%, 2001                                   800        798

                                                         MARKET
                                             PRINCIPAL    VALUE
                                               (000)      (000)
----------------------------------------------------------------
Chase Commercial Mtg. Securities Corp.,
    6.56%, 2030                             $    600   $    613
Corporacion Andina De Fome, 7.1%, 2003           200        202
First Union Lehman Bros. Bank, 6.56%,
    2008                                         525        536
Fleet Mortgage Group, Inc., 6.5%, 2000         1,000      1,011
General Motors Acceptance Corp.,
   6.75%, 2002                                 1,000      1,021
Heller Financial, Inc.,
   6.56%, 1999                                 1,000      1,006
   9.125%, 1999                                  500        515
Inter-American Development Bank,
   8.875%, 2009                                2,000      2,447
Merrill Lynch and Co., Inc., 7.26%, 2002         800        823
Middletown Trust, 10.875%, 1998                  140        140
United Post Office Investments,
   7.75%, 1999                                 1,000      1,012
Western National Corp., 7.125%, 2004           1,000      1,037
World Financial Properties Tower,
   6.95%, 2013 (144A security acquired
   Nov., 1996 for $750,000)*                     750        779
                                                       ---------
                                                         14,097
                                                       ---------
FOOD AND BEVERAGE - 3.2%
Bass America, Inc., 8.125%, 2002              1,500      1,600
ConAgra, Inc., 9.75%, 2021                    1,000      1,335
                                                      ---------
                                                         2,935
                                                      ---------
FOREIGN GOVERNMENT - .8%
Panama, (Republic of), 7.875%, 2002
   (144A security acquired Feb., 1997 for
   $754,725)*                                   750        735
                                                      ---------
INDUSTRIAL - 8.9%
Air Products & Chemicals, Inc., 8.5%, 2006    2,000      2,216
Beckman Instruments, Inc., 7.1%, 2003
   (144A security acquired Feb., 1998 for
   $500,000)*                                   500        503
Domtar, Inc., 8.75%, 2006                       400        421
Fisher Scientific International, Inc.,
   7.125%, 2005                                 500        469
ICF Kaiser International, Inc., 13.0%,
   2003                                         500        525
Laidlaw, Inc., 6.65%, 2004                    1,300      1,320
Pindo Deli Finance Mauritius Ltd.,
   10.75%, 2007                                 500        350
Smurfit Capital Funding PLC, 6.75%, 2005      1,000      1,003
Tjiwi Kimia International Finance,
   13.25%, 2001                                 500        410
Waste Management, Inc., Zero Coupon,
   (Lyon), 2012 (Annual Put)                  2,250        984
                                                      ---------
                                                         8,201
                                                      ---------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES June 30, 1998
(Unaudited) (Continued)                                                        4

                                                         MARKET
                                             PRINCIPAL    VALUE
                                               (000)      (000)
----------------------------------------------------------------
OIL & GAS - 5.7%
Coastal Corp., 6.5%, 2008                   $  1,000    $ 1,006
Gulf Canada Resources Ltd., 8.35%, 2006        1,000      1,073
Imexsa Export Trust, 10.125%, 2003
    (144A security acquired May, 1996
    for $750,000)*                               750        765
Louis Dreyfus National Gas Corp.,
    9.25%, 2004                                1,000      1,095
Sonat, Inc.,
    9.5%, 1999                                 1,000      1,037
    9.0%, 2001                                   250        268
                                                       ---------
                                                          5,244
                                                       ---------
STRUCTURED SECURITIES - 11.0%
CitiCorp Mtg. Securities, Inc., 6.75%,
    2028                                       1,000        994
Countrywide Home Loans, Inc., 6.75%, 2028      1,300      1,292
First Union National Bank of Florida,
    6.18%, 2036                                1,000      1,011
General Electric Capital Mtg. Services, Inc.,
    6.5%, 2023                                   750        757
    6.75%, 2028                                1,000      1,017
GMAC Commercial Mtg. Securities, Inc.,
    6.566%, 2007                               1,000      1,023
Iroquois Trust, 6.752%, 2007 (144A security
    acquired March, 1998 for $730,891)*          725        732
The Money Store Home Equity Loan Trust,
    6.65%, 2017                                  747        750
Morgan (J.P.) Commercial Mtg. Finance Co.,
    6.533%, 2030                                 600        611
Nomura Asset Securities Corp., 6.59%, 2030       950        974
Residential Asset Securitization Trust,
    6.75%, 2028                                1,000      1,001
                                                       ---------
                                                         10,162
                                                       ---------
TAXABLE MUNICIPALS - 15.2%
Dallas Texas Revenue, 6.625%, 2027            1,000        980
Energy Acquisition Corp., 6.19%, 2002           900        905
Huntsville Solid Waste, 5.85%, 2002           1,000        993
Mendocino Cty. CA Pension, 6.89%, 2006        2,070      2,166
New York State Power Authority Revenue,
   6.11%, 2011                                  800        802
Oakland CA Pension Oblig., 6.38%, 2000          500        507
Oklahoma City Oklahoma Airport Trust,
   6.55%, 2006                                1,000      1,028
Phoenix AZ Civic Imp. Corp., 6.15%, 2005        500        500


                                                         MARKET
                                             PRINCIPAL    VALUE
                                               (000)      (000)
----------------------------------------------------------------
Phoenix AZ Civic Plaza Bldg., 6.75%, 2006   $   700     $  722
Public Service Company of Colorado,
   8.125%, 2004                                 290        318
Residential Funding Mortgage Securities, Inc.,
   6.75%, 2028                                1,250      1,253
St. Louis MO Municipal Finance Corp.,
   6.45%, 2007                                  800        812
Shreveport LA Certificate of Indebtedness,
   6.23%, 2002                                  500        501
Trinity County Calif. Pension, 6.35%, 2012    1,000        978
Wilkes Barre, PA, 6.4%, 2009                  1,500      1,516
                                                      ---------
                                                        13,981
                                                      ---------
TRANSPORTATION - 5.9%
AMR Corp.,  9.2%, 2012                          505        623
CSX Corp., 7.25%,
   2027                                         800        864
Delta Air Lines, Inc.,
   9.45%, 2006                                1,000      1,125
   10.14%, 2012 (144A security acquired
   July, 1995 for $1,112,260)*                1,000      1,304
Hertz Corp., 7.0%, 2003                         500        513
Kitty Hawk, Inc., 9.95%, 2004                   500        518
Norfolk Southern Corp., 7.05%, 2037             500        531
                                                      ---------
                                                         5,478
                                                      ---------
UTILITIES - 5.1%
Cajun Electric Power Co-op.,
    8.92%, 2019                                  500        524
    9.52%, 2019                                1,000      1,050
El Paso Electric Co., 7.25%, 1999                500        502
Endesa-Chile Overseas Co., 7.2%, 2006          1,000        974
Hyder PLC, 6.75%, 2004 (144A security
    acquired Dec., 1997 for $749,205)*           750        759
Niagara Mohawk Power Corp., 7.625%, 2005         500        502
Salton Sea Funding Corp., 7.02%, 2000            402        405
                                                       ---------
                                                          4,716
                                                       ---------
U. S. GOVERNMENT - 11.7%
United States Treasury Bonds,
    10.75%, 2005                                 370        481
    12.0%, 2013                                1,000      1,483
    11.25%, 2015                               2,130      3,413
    6.5%, 2026                                 3,225      3,581


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES June 30, 1998
(Unaudited) (Continued)                                                        5

                                                         MARKET
                                            PRINCIPAL     VALUE
                                               (000)      (000)
----------------------------------------------------------------
United States Treasury Notes,
    7.125%, 1999                            $     10    $    10
    6.625%, 2002                                 925        958
    6.625%, 2002                                 215        223
    5.875%, 2005                                 650        662
                                                       ---------
                                                         10,811
                                                       ---------
TOTAL LONG-TERM BONDS
    (Cost - $88,164,039)                                 90,954
                                                       ---------
SHORT-TERM OBLIGATIONS - 1.8%
COMMERCIAL PAPER -  1.8%
   (Total Cost $1,700,000)
General Electric Capital Corp.,
   6.0%, 7/1/98                             $ 1,700    $ 1,700
                                                      ---------

TOTAL INVESTMENTS IN SECURITIES - 100.4%
   (Total Cost - $89,864,039)                           92,654
Liabilities, Less Cash and Other Assets  - (.4%)         (371)
                                                      ---------
NET ASSETS - 100.0%
   (equivalent to $19.26 per share based on
   4,792,215 shares outstanding)                       $92,283
                                                      =========

* Indicates restricted security; the aggregate value of restricted Securities is $7,040,190 (aggregate cost $6,896,936) which is Approximately 7.6% of net assets. Valuations have been furnished by Brokers trading in the securities or a pricing service for all restricted Securities.


-------------------------------------------------------------
PORTFOLIO COMPOSITION (UNAUDITED)
June 30, 1998
                                          MARKET     % OF
QUALITY RATINGS* OF                       VALUE     MARKET
LONG-TERM BONDS                           (000)      VALUE
-------------------------------------------------------------
Aaa/AAA                                   $36,965      40.6%
Aa/AA                                       5,270       5.8%
A/A                                        19,968      22.0%
Baa/BBB                                    13,798      15.2%
Ba/BB                                       8,933       9.8%
B/B                                         4,598       5.1%
Below B                                       410       0.4%
Not Rated                                   1,012       1.1%
                                         --------- ----------
                                          $90,954     100.0%
                                         ========= ==========

*The higher of Moody's or Standard & Poor Ratings.
-----------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.                                                6


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (Unaudited)

                                            (IN THOUSANDS)
                                            --------------
ASSETS:
Investments at market value
   (Cost $89,864,039)                          $   92,654
Cash                                                    7
Receivable for investments sold                       727
Interest receivable                                 1,665
Investment for directors' deferred compensation plan
   (Cost - $106,773)                                  148
Other                                                   1
                                              ------------
      TOTAL ASSETS                                 95,202
                                              ------------

LIABILITIES:
Payable for investments purchased                   2,630
Deferred directors' fees payable                      148
Accrued advisory fees payable                          42
Other accrued expenses (including $22,985
   due to affiliate)                                   99
                                              ------------
      TOTAL LIABILITIES                             2,919
                                              ------------

NET ASSETS (equivalent to $19.26 per share
   based on 4,792,215 shares outstanding;
   12,000,000 shares of $.10 par value
   authorized)                                 $   92,283
                                              ============

COMPONENTS OF NET ASSETS:
Paid-in capital                                $   89,845
Overdistributed net investment income                (105)
Unrealized appreciation of investments              2,831
Accumulated net realized loss                        (288)
                                              ------------
NET ASSETS                                     $   92,283
                                              ============


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)

                                                 (IN THOUSANDS)
                                                 --------------
INVESTMENT INCOME
INCOME:
   Interest                                             $   3,320
EXPENSES:
   Investment advisory fees                  $  238
   Custodian fees                                40
   Transfer agent fees                           29
   Shareholder reports                           28
   Administrative services                       28
   Auditing and legal fees                       22
   State taxes                                   13
   Directors' fees                               12
   Other                                          9           419
                                            --------   -----------
NET INVESTMENT INCOME                                       2,901
                                                       -----------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS
   Net realized gain from investments                       1,132
   Unrealized depreciation of investments                    (604)
                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                                528
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                      $   3,429
                                                       ===========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.                                                7


STATEMENT OF CHANGES IN NET ASSETS
                                           FOR THE
                                          SIX MONTHS
                                            ENDED          FOR THE
                                           JUNE 30,      YEAR ENDED
                                             1998       DECEMBER 31,
                                         (UNAUDITED)        1997
                                         -------------  --------------
                                                (IN THOUSANDS)
                                         -----------------------------
OPERATIONS:
Net investment income                       $   2,901   $       5,850
Net realized gain from investments              1,132             692
Unrealized appreciation (depreciation)
   on investments                                (604)          1,360
                                         -------------  --------------
Net increase in net assets
   from operations                              3,429           7,902
                                         -------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($.66
   and $1.24 per share, respectively)          (2,971)         (5,942)
                                         -------------  --------------

NET INCREASE IN NET ASSETS                        458           1,960
NET ASSETS:
Beginning of period                            91,825          89,865
                                         -------------  --------------
End of period (including overdistributed
   net investment income of $104,861
   and $35,191, respectively)               $   92,283   $      91,825
                                         =============  ==============


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)     8


1. SIGNIFICANT ACCOUNTING POLICIES. INA Investment Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Company's objective is to generate income and obtain capital appreciation by investing at least 85% of its total assets in investment grade debt securities and preferred stocks. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Company are appraised at fair value as determined in good faith by, or under the authority of, the Company's Board of Directors.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Company does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains or losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Company's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains, if any, to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Company on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the distribution requirements for tax basis income, are deducted from paid-in capital when such differences are determined to be permanent.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. ("CII"), certain officers and directors of which are affiliated with the Company. Such advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.4% thereafter.

The Company reimburses CII for a portion of the compensation and related expenses of the Company's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 1998, the Company paid or accrued $28,357.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)                                                                    9


CII is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. DIRECTORS' FEES. Directors' fees represent remuneration paid or accrued to directors who are not employees of CIGNA Corporation or any of its affiliates. Directors may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities for the six months ended June 30, 1998 were as follows (excluding short-term obligations):


                                                            PROCEEDS
                                    COST OF                   FROM
                                   SECURITIES              SECURITIES
                                   PURCHASED                  SOLD
                              ---------------------   ---------------------
Bonds                               $   26,653,957          $   13,353,176
U.S. Government Obligations             21,316,022              33,820,649
                              ---------------------   ---------------------
                                    $   47,969,979          $   47,173,825
                              =====================   =====================


As of June 30, 1998, the cost of securities for Federal Income tax purposes was $89,864,039. At June 30, 1998, unrealized appreciation for Federal income tax purposes aggregated $2,789,998 of which $3,523,761 related to appreciated securities and $733,763 related to depreciated securities.

5. CAPITAL LOSS CARRYOVER. At December 31, 1997, the Company had a capital loss carryover for Federal income tax purposes of $1,410,280, which expires in 2004. Under current Federal tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)                                                                   10

6. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:

-------------------------------------------------------------------------------------------------------------------------
                                               (UNAUDITED)
                                            SIX MONTHS ENDED
                                                JUNE 30,                       YEAR ENDED DECEMBER 31,
                                                  1998         1997        1996         1995        1994         1993
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD             $  19.16    $  18.75   $  19.50     $  17.56    $  19.72    $   18.75
                                                    ------      ------     ------       ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                            0.61        1.22       1.27         1.32        1.39         1.39
Net realized and unrealized gain (loss)              0.11        0.43      (0.73)        1.94       (2.00)        1.01
                                                    ------      ------     ------       ------      ------       ------
TOTAL FROM INVESTMENT OPERATIONS                     0.72        1.65       0.54         3.26       (0.61)        2.40
                                                    ------      ------     ------       ------      ------       ------
LESS DISTRIBUTIONS:
From net investment income                          (0.62)      (1.24)     (1.29)       (1.32)      (1.35)       (1.43)
From capital gains                                   -           -            -            -        (0.20)          -
                                                    ------      ------     ------       ------      ------       ------
TOTAL DISTRIBUTIONS                                 (0.62)      (1.24)     (1.29)       (1.32)      (1.55)       (1.43)
                                                    ------      ------     ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                   $  19.26    $  19.16   $  18.75    $   19.50    $  17.56     $  19.72
                                                    ======      ======     ======       ======      ======       ======
MARKET VALUE, END OF PERIOD                      $  17.44    $  17.38   $  16.13    $   17.38    $  15.25     $  18.25
                                                    ======      ======     ======       ======      ======       ======
TOTAL INVESTMENT RETURN:
Per share market value                               3.94%      16.08%      0.28%       23.07%      (8.34)%      14.21%
Per share net asset value (2)                        3.82%       9.16%      3.01%       19.17%      (3.13)%      13.03%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)          $ 92,283    $ 91,825   $ 89,865    $  93,444    $ 84,131     $ 94,482
Ratio of operating expenses to average net
   assets                                           0.46%        0.99%      0.91%        1.00%       0.96%       0.96%
Ratio of net investment income to average net
   assets                                           3.14%        6.49%      6.80%        7.10%       7.42%       7.03%
Portfolio turnover                                    53%          80%        89%         158%         86%        159%


(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Company during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Company based on market value since the relationship between the market price of the stock and net asset value varied during each period.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)                                                                   11


7. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):

-------------------------------------------------------------------------------------------------------------------------------
                                                                             NET REALIZED AND
                                                                             UNREALIZED GAIN (LOSS)
                                 INVESTMENT INCOME  NET INVESTMENT INCOME     ON INVESTMENTS        INCR. (DECR.) IN NET ASSETS
PERIOD ENDED                    TOTAL    PER SHARE  TOTAL     PER SHARE     TOTAL      PER SHARE         TOTAL      PER SHARE
-------------------------------------------------------------------------------------------------------------------------------
March 31, 1996                 $1,798      $.38    $1,581     $.33          $(3,706)   $(.77)          ($3,706)      $(.77)
June 30, 1996                   1,718       .36     1,510      .32           (1,300)    (.27)           (1,372)       (.29)
September 30, 1996              1,695       .35     1,490      .31              422      .09               378         .08
December 31, 1996               1,703       .35     1,518      .31            1,088      .22             1,121         .23

March 31, 1997                  1,718       .36     1,507      .32           (2,188)    (.46)           (2,166)       (.45)
June 30, 1997                   1,666       .35     1,461      .30            1,811      .38             1,786         .37
September 30, 1997              1,689       .35     1,482      .31            1,435      .30             1,432         .30
December 31, 1997               1,665       .35     1,400      .29              994      .21               908         .19

March 31, 1998                  1,658       .35     1,447      .31             (255)    (.04)             (35)        (.01)
June 30, 1998                   1,662       .35     1,454      .30             (349)    (.07)             493          .11
--------------------------------------------------------------------------------------------------------------------------------

MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

An Annual Meeting of the Shareholders of INA Investment Securities, Inc. (the "Company") was held on Tuesday, April 28, 1998 at 1:00 p.m., Eastern Time.

Five Directors were elected by a vote of shareholders to serve as members of the Board of the Company until the next Annual Meeting of Shareholders or until the election and qualification of their successors. Shareholders of the Company voted to elect the following Directors:

                                    FOR                   VOTE WITHHELD
                                    ---                   -------------
R. Bruce Albro                3,874,421.219                 68,817.856
Hugh R. Beath                 3,859,239.766                 83,999.309
Russell H. Jones              3,873,473.283                 69,765.792
Thomas C. Jones               3,877,074.757                 66,164.579
Paul J. McDonald              3,864,380.757                 78,858.318


The appointment of Price Waterhouse LLP to serve as independent accountants for the fiscal year ending December 31, 1998 was ratified by a vote of shareholders of the Company as follows:

     FOR                           AGAINST                   ABSTAIN
     ---                           -------                   -------
3,874,678.120                    32,721.812                 35,839.143

There were no broker non-votes with respect to the matters submitted to a vote of shareholders of the Company.

No other business was transacted at the meeting.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE]

INA Investment Securities, Inc.
P.O. Box 13856                            [CIGNA TREE LOGO GRAPHIC APPEARS HERE]
Philadelphia, PA 19101


                                                 INA INVESTMENT SECURITIES, INC.

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                    SEMIANNUAL REPORT
    PERMIT 750
--------------------

                                                         JUNE 30, 1998

                      [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND OF COVER]